Exhibit 18(i) under Form N-1A
                                          Exhibit 10 under Item 601/Reg. S-K




              List of Companies (or Portfolios) with Select Shares

Federated Managed Aggressive Growth Fund (a portfolio of Managed Series Trust) Federated Managed Growth Fund (a portfolio of Managed Series Trust) Federated Managed Growth & Income Fund (a portfolio of Managed Series Trust) Federated Managed Income Fund (a portfolio of Managed Series Trust)




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              List of Companies (or Portfolios) with Class A Shares

Federated Aggressive Growth Fund (a portfolio of Federated Equity Funds) Federated American Leaders Fund, Inc. Federated Asia Pacific Growth Fund (a portfolio of World Investment Series, Inc.) Federated Bond Fund (a portfolio of Investment Series Funds, Inc.) Federated California Municipal Income Fund (a portfolio of Municipal Securities Income Trust) Federated Capital Appreciation Fund (a portfolio of Federated Equity Funds) Federated Emerging Markets Fund (a portfolio of World Investment Series, Inc.)
Federated Equity Income Fund, Inc.
Federated European Growth Fund (a portfolio of World Investment Series, Inc.) Federated Fund for U.S. Government Securities, Inc.
Federated Global Equity Income Fund (a portfolio of World Investment Series,
Inc.)
Federated Global Financial Services Fund (a portfolio of World Investment Series, Inc.)
Federated Government Income Securities, Inc.
Federated Growth Strategies Funds (a portfolio of Federated Equity Funds) Federated High Income Bond Fund, Inc.
Federated International Equity Fund (a portfolio of International Series, Inc.) Federated International Growth Fund (a portfolio of World Investment
     Series, Inc.)
Federated International High Income Fund (a portfolio of World Investment
     Series, Inc.)
Federated International Income Fund (a portfolio of International Series, Inc.) Federated International Small Company Fund (a portfolio of World Investment
     Series, Inc.)
Federated Latin American Growth Fund (a portfolio of World Investment
     Series, Inc.)
Federated Limited Term Fund (a portfolio of Fixed Income Securities, Inc.) (1) Federated Limited Term Municipal Fund (a portfolio of Fixed Income
     Securities, Inc.) (1)
Federated Municipal Opportunities Fund, Inc.
Federated Municipal Securities Fund, Inc.
Federated Pennsylvania Municipal Income Fund (a portfolio of  Municipal
     Securities Income Trust)
Federated Small Cap Strategies Fund (a portfolio of Federated Equity Funds) Federated Strategic Income Fund (a portfolio of Fixed Income
     Securities, Inc.) (1)
Federated Stock and Bond Fund, Inc.
Federated Stock Trust
Federated Utility Fund, Inc.
Federated World Utility Fund (a portfolio of World Investment Series, Inc.) Liberty U.S. Government Money Market Trust (1)


NOTE:(1)A Distribution Fee of 0.25% of average net assets will be charged on these shares.

        (2) No Initial Sales Load payable upon sales of this Fund.


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              List of Companies (or Portfolios) with Class B Shares

Federated Aggressive Growth Fund (a portfolio of Federated Equity Funds) Federated American Leaders Fund, Inc. Federated Asia Pacific Growth Fund (a portfolio of World Investment Series, Inc.) Federated Bond Fund (a portfolio of Investment Series Funds, Inc.) Federated California Municipal Income Fund (a portfolio of Municipal Securities Income Trust) Federated Capital Appreciation Fund (a portfolio of Federated Equity Funds) Federated Emerging Markets Fund (a portfolio of World Investment Series, Inc.)
Federated Equity Income Fund, Inc.
Federated European Growth Fund (a portfolio of World Investment Series, Inc.) Federated Fund for U.S. Government Securities, Inc.
Federated Global Equity Income Fund (a portfolio of World Investment
     Series, Inc.)
Federated Global Financial Services Fund (a portfolio of World Investment
     Series, Inc.)
Federated Government Income Securities, Inc.
Federated Growth Strategies Funds (a portfolio of Federated Equity Funds) Federated High Income Bond Fund, Inc.
Federated International Equity Fund (a portfolio of International Series, Inc.) Federated International Growth Fund (a portfolio of World Investment
     Series, Inc.)
Federated International High Income Fund (a portfolio of World Investment
     Series, Inc.)
Federated International Income Fund (a portfolio of International Series, Inc.) Federated International Small Company Fund (a portfolio of World Investment
     Series, Inc.)
Federated Latin American Growth Fund (a portfolio of World Investment
     Series, Inc.)
Federated Municipal Opportunities Fund, Inc.
Federated Municipal Securities Fund, Inc.
Federated Pennsylvania Municipal Income Fund (a portfolio of Municipal Securities Income Trust) Federated Small Cap Strategies Fund (a portfolio of Federated Equity Funds) Federated Strategic Income Fund (a portfolio of Fixed Income Securities, Inc.)
Federated Stock and Bond Fund, Inc.
Federated Stock Trust
Federated Utility Fund, Inc.
Federated World Utility Fund (a portfolio of World Investment Series, Inc.) Liberty U.S. Government Money Market Trust




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              List of Companies (or Portfolios) with Class C Shares

     Federated Aggressive Growth Fund (a portfolio of Federated Equity Funds) Federated American Leaders Fund, Inc. Federated Asia Pacific Growth Fund (a portfolio of World Investment Series, Inc.) Federated Bond Fund (a portfolio of Investment Series Funds, Inc.) Federated Capital Appreciation Fund (a portfolio of Federated Equity Funds) Federated Emerging Markets Fund (a portfolio of World Investment Series, Inc.) Federated Equity Income Fund, Inc. Federated European Growth Fund (a portfolio of World Investment Series, Inc.) Federated Fund for U.S. Government Securities, Inc. Federated Global Equity Income Fund (a portfolio of World Investment Series, Inc.) Federated Global Financial Services Fund (a portfolio of World Investment Series, Inc.) Federated Government Income Securities, Inc. Federated Growth Strategies Funds (a portfolio of Federated Equity Funds) Federated High Income Bond Fund, Inc. Federated International Equity Fund (a portfolio of International Series, Inc.) Federated International Growth Fund (a portfolio of World Investment Series, Inc.) Federated International High Income Fund (a portfolio of World Investment Series, Inc.) Federated International Income Fund (a portfolio of International Series, Inc.) Federated International Small Company Fund (a portfolio of World Investment Series, Inc.) Federated Latin American Growth Fund (a portfolio of World Investment Series, Inc.) Federated Max-Cap Fund (a portfolio of Federated Index Trust) Federated Mini-Cap Fund (a portfolio of Federated Index Trust) Federated Municipal Opportunities Fund, Inc. Federated Municipal Securities Fund, Inc. Federated Small Cap Strategies Fund (a portfolio of Federated Equity Funds) Federated Strategic Income Fund (a portfolio of Fixed Income Securities, Inc.) Federated Stock and Bond Fund, Inc. Federated Stock Trust Federated Utility Fund, Inc. Federated World Utility Fund (a portfolio of World Investment Series, Inc.)


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              List of Companies (or Portfolios) with Class F Shares

Federated American Leaders Fund, Inc.
Federated Bond Fund (a portfolio of Investment Series Funds, Inc.)
Federated Equity Income Fund, Inc.
Federated Government Income Securities, Inc.
Federated Limited Term Fund (a portfolio of Fixed Income Securities, Inc.) (1) Federated Limited Term Municipal Fund (a portfolio of Fixed Income
     Securities, Inc.) (1)
Federated Municipal Opportunities Fund, Inc.
Federated New York Municipal Income Fund (a portfolio of Municipal Securities Income Trust) Federated Ohio Municipal Income Fund (a portfolio of Municipal Securities Income Trust) Federated Strategic Income Fund (a portfolio of Fixed Income Securities, Inc.) Federated World Utility Fund (a portfolio of World Investment Series, Inc.)
Federated Utility Fund, Inc.



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           List of Companies (or Portfolios) with Institutional Shares

Automated Cash Management Trust (a portfolio of Money Market Obligations Trust) California Municipal Cash Trust (a portfolio of Federated Municipal Trust) Federated ARMs Fund Federated Bond Index Fund (a portfolio of Federated Investment Trust) Federated GNMA Trust Federated Income Trust Federated Institutional Short Duration Government Fund (a portfolio of Federated Municipal Trust) Federated Intermediate Income Fund (a portfolio of Federated Income Securities Trust) Federated Intermediate Municipal Trust (a portfolio of Intermediate Municipal Trust) Federated Limited Duration Government Fund (a portfolio of Federated Total Return Series, Inc.) Federated Managed Aggressive Growth Fund (a portfolio of Managed Series Trust) Federated Managed Growth Fund (a portfolio of Managed Series Trust) Federated Managed Growth & Income fund (a portfolio of Managed Series Trust) Federated Managed Income Fund (a portfolio of Managed Series Trust) Federated Max-Cap Fund (a portfolio of Federated Index Trust) Federated Mini-Cap Fund (a portfolio of Federated Index Trust) Federated Short-Term Income Fund (a portfolio of Federated Income Securities Trust) Federated Short-Term Municipal Trust Federated Total Return Bond Fund (a portfolio of Federated Total Return Series, Inc.) Federated Total Return Limited Duration Fund (a portfolio of Federated Total Return Series, Inc.) Federated U.S. Government Securities Fund: 1-3 years Federated U.S. Government Securities
Fund: 2-5 years Federated U.S. Government Securities Fund: 5-10 years Florida Municipal Cash Trust (a portfolio of Federated Municipal Trust) Government Obligations Tax-Managed Fund (a portfolio of Money Market Obligations Trust) Government Obligations Fund (a portfolio of Money Market Obligations Trust) Michigan Municipal Cash Trust (a portfolio of Federated Municipal Trust) Minnesota Municipal Cash Trust (a portfolio of Federated Municipal Trust) Municipal Obligations Fund (a portfolio of Money Market Obligations Trust II) New Jersey Municipal Cash Trust (a portfolio of Federated Municipal Trust) Ohio Municipal Cash Trust (a portfolio of Federated Municipal Trust) Pennsylvania Municipal Cash Trust (a portfolio of Federated Municipal Trust) Prime Cash Obligations Fund (a portfolio of Money Market Obligations Trust II) Prime Obligations Fund (a portfolio of Money Market Obligations Trust) Prime Value Obligations Fund (a portfolio of Money Market Obligations Trust II) Tax-Free Obligations Fund (a portfolio of Money Market Obligations Trust) Tennessee Municipal Cash Trust (a portfolio of Federated Municipal Trust) Treasury Obligations Fund (a portfolio of Money Market Obligations Trust) U.S. Treasury Cash Reserves (a portfolio of Federated Government Trust) Virginia Municipal Cash Trust (a portfolio of Federated Municipal Trust)



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       List of Companies (or Portfolios) with Institutional Service Shares

Arizona Municipal Cash Trust (a portfolio of Federated Municipal Trust) Automated Cash Management Trust (a portfolio of Money Market Obligations Trust) California Municipal Cash Trust (a portfolio of Federated Municipal Trust) Connecticut Municipal Cash Trust (a portfolio of Federated Municipal Trust) Federated ARMs Fund Federated Bond Index Fund (a portfolio of Federated Investment Trust) Federated GNMA Trust Federated Income Trust Federated Institutional Short Duration Government Fund (a portfolio of Federated Institutional Trust) Federated Intermediate Income Fund (a portfolio of Federated Income Securities Trust) Federated Limited Duration Government Fund (a portfolio of Federated Total Return Series, Inc.) Federated Short-Term Income Fund (a portfolio of Federated Income Securities Trust) Federated Short Term Municipal Trust Federated Stock Trust Federated Total Return Bond Fund (a portfolio of Federated Total Return Series, Inc.) Federated Total Return Govenment Fund (a portfolio of Federated Total Return Series, Inc.) Federated Total Return Limited Duration Fund (a portfolio of Federated Total Return Series, Inc.) Federated Max Cap Fund (a portfolio of Federated Index Trust) Federated U.S. Government Securities Fund: 1-3 years Federated U.S. Government Securities Fund: 2-5 years Federated U.S. Government Securities Fund: 5-10 years Government Obligations Fund (a portfolio of Money Market Obligation Fund) Government Obligations Tax-Managed Fund (a portfolio of Money Market Obligations Trust) Massachusetts Municipal Cash Trust (a portfolio of Federated Municipal Trust) Michigan Municipal Cash Trust (a portfolio of Federated Municipal Trust) New Jersey Municipal Cash Trust (a portfolio of Federated Municipal Trust) New York Municipal Cash Trust (a portfolio of Federated Municipal Trust) Ohio Municipal Cash Trust (a portfolio of Federated Municipal Trust) Pennsylvania Municipal Cash Trust (a portfolio of Federated Municipal Trust) Prime Obligations Fund (a portfolio of Money Market Obligations Trust) Tax-Free Instruments Trust Tax-Free Obligations Fund (a portfolio of Money Market Obligations Trust) Tennessee Municipal Cash Trust (added as of 03/01/96) Treasury Obligations Fund (a portfolio of Money Market Obligations Trust) Virginia Municipal Cash Trust (a portfolio of Federated Municipal Trust) U.S. Treasury Cash Reserves (a portfolio of Federated Government Trust)



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              List of Companies (or Portfolios) with Cash II Shares

Automated Cash Management Trust (a portfolio of Money Market Obligations Trust) Florida Muncipal Cash Trust (a portfolio of Federated Municipal Trust) New York Municipal Cash Trust (a portfolio of Federated Municipal Trust) Ohio Municipal Cash Trust (a portfolio of Federated Municipal Trust)


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            List of Companies (or Portfolios) with Investment Shares

Tax-Free Instruments Trust


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            List of Companies (or Portfolios) with Cash Series Shares

Minnesota Municipal Cash Trust (a portfolio of Federated Municipal Trust) Pennsylvania Municipal Cash Trust (a portfolio of Federated Municipal Trust)


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            List of Companies (or Portfolios) with 1784 Funds Shares

Massachusetts Municipal Cash Trust (a portfolio of Federated Municipal Trust)


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      List of Companies (or Portfolios) with Institutional Capital Shares)


Municipal Obligations Fund (a portfolio of Money Market Obligations Trust II) Prime Cash Obligations Fund (a portfolio of Money Market Obligations Trust II) Prime Value Obligations Fund (a portfolio of Money Market Obligations Trust II) Treasury Obligations Fund (a portfolio of Money Market Obligations Trust)